                                                                Exhibit 10(a)(a)

                      MODIFICATION AND EXTENSION AGREEMENT
                      ------------------------------------


         This SECOND MODIFICATION AND EXTENSION AGREEMENT (the "Agreement") is made and entered effective January 14, 2000 by and among CROWN ANDERSEN INC., a Delaware corporation and ANDERSEN 2000 INC., a Delaware corporation (hereinafter sometimes either individually or collectively as the context requires referenced as the "Borrower"), and SOUTHTRUST BANK, N.A. (the "Lender").

                                R E C I T A L S:
                                ----------------

         A. On June 28, 1996, the Borrower obtained a loan from Lender in the original principal amount of up to $5,000,000.00 (the "Revolving Loan"), which Revolving Loan is evidenced by that certain Commercial Revolving Note of same date in the principal face amount of up to $5,000,000.00 (the "Revolving Note");

         B. On June 28, 1996, the Borrower obtained a loan from the Lender in the original principal amount of $1,000,000.00 (the "Term Loan ") which Term Loan is evidenced by that certain Commercial Promissory Note of same date in the principal amount of $1,000,000.00 (the "Term Note") (the Revolving Loan and the Term Loan may hereinafter sometimes collectively be referred to as the "Loan");

         C. The Revolving Note and the Term Note (hereinafter collectively the "Note") are secured by that certain General Security Agreement from Borrower (as "Debtor") to Lender (as "Secured Party") dated June 28, 1996 (the "Security Agreement") encumbering certain personal property as described therein (the "Personal Property"), and that certain Deed to Secure Debt, Assignment of Rents and Security Agreement from Borrower (as "Grantor" therein) to Lender (as "Grantee" therein) dated June 28, 1996, recorded in Book 1076, page 234, Fayette County, Georgia records (the "Security Deed") encumbering certain real property as described therein (the "Property"). The Note, Security Agreement, Security Deed and certain other documents related thereto are collectively referred to as the "Loan Documents," as that term is defined in that certain Commercial Loan Agreement between Borrower and Lender dated June 28, 1996 (the "Loan Agreement") (the Revolving Loan and the Term Loan are hereinafter collectively the "Loan") and Loan Documents have previously been amended by certain documents, to-wit: that certain Loan Documents Modification Agreement dated February 28, 1997 and recorded in Deed Book 1134, page 694, Fayette County, Georgia records; that certain Loan Documents Modification Agreement dated February 28, 1998 and recorded in the aforesaid records; that certain Loan Documents Modification Agreement dated March 29, 1998 and recorded in the aforesaid records; that certain Amendment of Commercial Revolving Note and Related Loan Documents dated as of April 26, 1999 and recorded in the aforesaid records; and that certain Amendment of Commercial Revolving Note and Related Loan Documents dated June 24, 1999 and recorded in the aforesaid records which provided for a maturity of September 30, 1999.

         D. Borrower has now requested that Lender modify and extend the Loan and Loan Documents; and

                                      [1]

         E. The Revolving Loan currently serves as collateral for certain existing letters of credit previously issued by Lender on Borrower's behalf and heretofore secured by the Revolving Note (the "Letters of Credit").

         F. On the conditions that (1) Borrower execute this Agreement and related documents, and (2) Borrower pay all accrued and unpaid interest to date, Lender has agreed to modify and extend the Loan.

         NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated into and shall be deemed a part of this Agreement, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree that the Loan Documents shall be modified as follows:

         1. Recitals. The Recitals are hereby incorporated into and made a part of this Agreement.

         2. Outstanding Balance. Borrower hereby acknowledges and agrees that the outstanding principal balance under the Revolving Loan as of January 20, 2000, including all accrued and unpaid interest as of said date, is zero and no/100 dollars ($0.00), but that letters of credit have been issued by Lender for the account of Borrower in the aggregate amount of $516,000.00. Borrower hereby acknowledges and agrees that the outstanding principal balance under the Term Loan as of January 20, 2000 is $650,002.03. Borrower and Lender acknowledge and agree that no interest is included in said principal balance.

         3. No Further Advance; Cancellation of Revolving Note. Borrower and Lender hereby modify and amend the Loan Documents to provide that from this day forward there shall be no further eligibility under either the Term Loan or Revolving Loan for additional borrowing advances. Borrower and Lender agree that upon the execution of this Agreement, Lender will cancel and terminate the Revolving Loan and Revolving Note.

         4. Modification of Final Maturity. Borrower and Lender hereby modify and amend the Loan Documents to provide that all principal and accrued interest, as well as any other amounts which may be owed under the Term Note or any other of the Loan Documents, shall be due and payable in full on June 15, 2000.

         5. Real Property and Personal Property as Security for the Letters of Credit. Borrower and Lender hereby acknowledge and agree that the Letters of Credit are and shall be secured by the Property, the furniture, fixtures and equipment related or affixed thereto or located thereon, and all other personal property of Borrower as such personal property may be described in the Security Agreement.

         6. Release of Personal Property Upon Termination of Letters of Credit. Lender agrees to release as collateral for the Loan, all property of Borrower of a personal nature except the Property and furniture, fixtures and equipment related or affixed thereto or located thereon and to release Borrower from the Security Agreement, after Borrower produces evidence satisfactory to Lender that all of the Letters of Credit have been terminated, cancelled, or otherwise disposed of to Lender's satisfaction.

                                      [2]

         7. No Defense. Borrower hereby agrees that the modification of the terms of the Loan Documents as contemplated by this Agreement shall not, independently or solely by virtue of the modification, be raised as or constitute a defense or a claim to any subsequent action instituted by Lender with respect to the Loan, as previously or herein modified or amended.

         8. Security Interest. Borrower hereby acknowledges that Lender has valid security interests in and security title to all real and personal property pledged as collateral for the Loan (the "Loan Collateral") and agree not to contest the validity of said security interests and title.

         9. Validity of Loan Documents; Release. Borrower acknowledges and agrees that this Agreement and all other Loan Documents are valid, binding and enforceable obligations of Borrower, and that Borrower does not have any setoffs, defenses or counterclaims of any kind or nature whatsoever against Lender with respect to any Loan Documents or the obligations hereunder concerning the Loan.

                  Without limiting the generality of the foregoing, Borrower hereby waives, releases and forever discharges Lender, its successors, assigns, affiliates, shareholders, partners, officers, directors, attorneys, employees, agents and servants from and against any and all rights, claims or causes of action against Lender arising out of Lender's actions or inactions with respect to any of the Loan Documents or any security interest, liens or collateral in connection therewith concerning the Loan.

         10. Good Standing.

         (a) Crown Andersen Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Crown Andersen Inc. is validly registered to do business in the State of Georgia. Milton Emmanuelli, acting alone, has the full power and authority to execute and deliver this Agreement on behalf of Crown Andersen Inc., as well as all documents and instruments contemplated herein. Crown Andersen Inc. is simultaneously furnishing Lender a corporate resolution which provides that Milton Emmanuelli has the sole power to bind Crown Andersen Inc.

         (b) Andersen 2000 Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Andersen 2000 Inc. is validly registered to do business in the State of Georgia. Milton Emmanuelli, acting alone, has the full power and authority to execute and deliver this Agreement on behalf of Andersen 2000 Inc., as well as all documents and instruments contemplated herein. Andersen 2000 Inc. is simultaneously furnishing Lender a corporate resolution which provides that Milton Emmanuelli has the sole power to bind Andersen 2000 Inc.

         11. Ratification of Loan Documents. Except as expressly modified and amended herein, the Loan Documents are and shall remain in full force and effect. As of the date hereof, Borrower hereby respectively reaffirms, restates, and reinstates the Loan Documents, the Note, and the other Loan Documents, and reaffirms and restates each and every warranty and representation set forth in the Loan Agreement and the other Loan Documents. This Agreement is not intended to be nor shall it constitute a novation of the Loan Documents or of the indebtedness secured thereby. Borrower hereby ratifies, confirms and approves the Loan Documents, as modified and amended herein, and Borrower agrees that the Loan Documents, as so modified and amended,

                                      [3]
constitute valid and binding obligations and agreements of Borrower enforceable by Lender in accordance with their respective terms.

         12. No Novation. Borrower and Lender hereby agree that this Agreement shall not constitute a novation of the indebtedness evidenced by the Loan Documents and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.

         13. Time. Time is of the essence of this Agreement.

         14. Binding Effect. The terms and conditions, covenants, agreements, powers, privileges and notices of authorization contained herein shall be binding upon and shall inure to the benefit of Lender and Borrower and their respective successors, assigns, agents, and attorneys.

         15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision, or the remaining provisions of this Agreement.

         16. Construction of this Agreement. The parties acknowledge and agree that this Agreement has been negotiated and executed in the State of Georgia and this Agreement shall be construed in accordance with the laws of the State of Georgia. This Agreement constitutes the entire agreement among Borrower and Lender regarding the terms of this Agreement. Any prior agreements, promises, negotiations, or representations regarding only the modification terms of this Agreement are of no force and effect. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Any warranty or representation made in this Agreement shall be deemed to be material and shall survive and remain in full force and effect after any transfer, conveyance or foreclosure of the Loan Collateral to Lender, and nothing herein shall impair, affect or limit any right or claim of Lender which it might have against Borrower or breach of any such warranty or representation.

         17. Default. In the event that Borrower fails to comply with the terms and conditions set forth in this Agreement, or file any bankruptcy proceedings or other legal proceedings intended to stop, delay or impair Lender in exercising any of its remedies under the Loan Documents, the provisions of this Agreement which create any forbearance or extension obligation on the part of Lender shall become null and void. Borrower further understands that in the event of any default under the terms of this Agreement, Lender shall have the unfettered right to pursue immediately all its legal rights, including but not limited to the right to proceed with a suit on the Note and Loan Documents.

         18. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart.

                                      [4]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed under seal effective as of the date first above written, this ___ day of January, 2000.

                                         BORROWER:
                                         CROWN ANDERSEN INC.,
Signed, sealed and delivered             a Delaware corporation
in the presence of:


-----------------------------            By:
Unofficial Witness                          ----------------------------------
                                            Milton Emmanuelli, Treasurer/Chief
                                            Financial Officer
-----------------------------
Notary Public
         [NOTARY SEAL]                               [CORPORATE SEAL]

My Commission expires:
                                         ANDERSEN 2000 INC.,
Signed, sealed and delivered             a Delaware corporation
in the presence of:

-----------------------------            By:
Unofficial Witness                          ----------------------------------
                                            Milton Emmanuelli, Secretary/Chief
                                            Financial Officer

-----------------------------                        [CORPORATE SEAL]
Notary Public
         [NOTARY SEAL]

My Commission expires:
                                         LENDER:
Signed, sealed and delivered             SOUTHTRUST BANK, N.A., f/k/a SouthTrust
in the presence of:                      Bank of Georgia, N.A.

-----------------------------            By:
Unofficial Witness                          ----------------------------------
                                         Title:
-----------------------------                  -------------------------------
Notary Public                                   [BANK SEAL]
         [NOTARY SEAL]

                                      [5]

                                            Clerk: cross reference to Deed Book
                                            Book 1076, Page 234, Fayette County,
                                            Georgia records

After recording return to:
-------------------------
M. Todd Westfall, Esq.
Macey, Wilensky, Cohen, Wittner & Kessler, LLP
285 Peachtree Center Avenue, N.E.
Suite 600 Marquis Two Tower
Atlanta, Georgia  30303-1229


STATE OF GEORGIA
COUNTY OF FULTON



                               EXTENSION AGREEMENT
                               -------------------

         This EXTENSION AGREEMENT is made and entered into effective September 30, 1999, by and between CROWN ANDERSEN INC., a Delaware corporation and ANDERSEN 2000 INC., a Delaware corporation (hereinafter collectively referenced as the "Borrower") and SOUTHTRUST BANK, N.A., f/k/a SouthTrust Bank, N.A., whose address is 2000 RiverEdge Parkway, Second Floor, RE024, Atlanta, Georgia 30328 (the "Lender").

                                R E C I T A L S:
                                - - - - - - - -

         A. Borrower executed and delivered, inter alia, that certain Deed to Secure Debt, Assignment of Rents and Security Agreement in favor of Lender dated June 28, 1996, recorded in Book 1076, beginning at page 234, in the Office of the Clerk of Superior Court of Fayette County, Georgia (the "Security Deed"), encumbering certain real property and improvements as more particularly described therein; and

         B. Borrower and Lender desire to modify and amend further the Security Deed as previously amended, to reflect the extension of the maturity date, as provided in a certain Modification and Extension Agreement of even date herewith.

         NOW, THEREFORE, for and in consideration of the foregoing premises, and the sum of TEN AND NO/100 DOLLARS ($10.00) cash in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                      [1]

         1. Recitals Incorporated. The Recitals are hereby incorporated into this Extension Agreement.

         2. Modification of Security Deed. The Security Deed is hereby modified and amended to reflect the following:

                  The maturity date referenced in the Security Deed is being modified to reflect that the final payment of unpaid principal and interest is due and payable in full on June 15, 2000.

         IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement either individually or through their authorized officers, effective as of the day, month, and year first above written, this ___ day of January, 2000.

                                         BORROWER:
                                         CROWN ANDERSEN INC.,
Signed, sealed and delivered             a Delaware corporation
in the presence of:


-----------------------------            By:
Unofficial Witness                          ----------------------------------
                                            Milton Emmanuelli, Treasurer/Chief
                                            Financial Officer
-----------------------------
Notary Public
         [NOTARY SEAL]                               [CORPORATE SEAL]

My Commission expires:
                                         ANDERSEN 2000 INC.,
Signed, sealed and delivered             a Delaware corporation
in the presence of:

-----------------------------            By:
Unofficial Witness                          ----------------------------------
                                            Milton Emmanuelli, Secretary/Chief
                                            Financial Officer

-----------------------------                        [CORPORATE SEAL]
Notary Public
         [NOTARY SEAL]

My Commission expires:

                                      [2]

                                         LENDER:
Signed, sealed and delivered             SOUTHTRUST BANK, N.A., f/k/a SouthTrust
in the presence of:                      Bank of Georgia, N.A.

-----------------------------            By:
Unofficial Witness                          ----------------------------------
                                         Title:
-----------------------------                  -------------------------------
Notary Public                                   [BANK SEAL]
         [NOTARY SEAL]

                                      [3]

                        CORPORATE RESOLUTION DULY ADOPTED
                          BY THE BOARD OF DIRECTORS OF
                               CROWN ANDERSEN INC.

                                January __, 2000


         I, RANDALL H. MORGAN, Secretary of CROWN ANDERSEN INC., a Delaware corporation (the "Corporation"), whose address is 306 Dividend Drive, Peachtree City, Georgia 30269, do hereby certify that I am the keeper of the records and the minutes of the proceedings of the Board of Directors of the Corporation and that on the 21st day of October, 1999, there was held a special meeting of the Board of Directors of the Corporation, which was duly called and held in accordance with the laws of the State of Delaware and the Bylaws of the Corporation, which was held by unanimous consent of the Directors, for which actions were taken:

         THAT, WHEREAS, the directors have determined that the Corporation will achieve a benefit by entering into, consummating and ratifying loan modification with SouthTrust Bank, N.A. f/k/a SouthTrust Bank of Georgia, N.A., as contemplated by that certain Modification and Extension Agreement being an effective date of January 14, 2000 by and between Crown Andersen Inc., Andersen 2000 Inc. and SouthTrust Bank, N.A. f/k/a SouthTrust Bank of Georgia, N.A;

         NOW, THEREFORE, BE IT RESOLVED that the Chief Financial Officer of the Corporation is hereby authorized, empowered and directed, for and on behalf and in the name of the Corporation to do and perform such acts and deeds and execute and deliver without attestation of the Secretary of the Corporation or the fixation of the corporate seal, such deeds, affidavits, agreements and closing statements as shall be required to consummate the aforementioned Loan Modification.

         The undersigned certifies that the Corporation is duly incorporated in the State of Delaware, is in good standing and is registered to do business in the State of Georgia, and that RANDALL H. MORGAN is currently serving as the duly elected Secretary of the Corporation and MILTON EMMANUELLI is currently serving as the duly elected Chief Financial Officer of the Corporation.

         IN TESTIMONY WHEREOF, I hereunto set my hand as Secretary of the Corporation as of this _____ day of January, 2000.



                                            ------------------------------------
                                                 RANDALL H. MORGAN, Secretary

                        CORPORATE RESOLUTION DULY ADOPTED
                          BY THE BOARD OF DIRECTORS OF
                               ANDERSEN 2000 INC.

                                January __, 2000


         I, MILTON EMMANUELLI, Secretary of ANDERSEN 2000 INC., a Delaware corporation (the "Corporation"), whose address is 306 Dividend Drive, Peachtree City, Georgia 30269, do hereby certify that I am the keeper of the records and the minutes of the proceedings of the Board of Directors of the Corporation and that on the 21st day of October, 1999, there was held a special meeting of the Board of Directors of the Corporation, which was duly called and held in accordance with the laws of the State of Delaware and the Bylaws of the Corporation, which was held by unanimous consent of the Directors, for which actions were taken:

         THAT, WHEREAS, the directors have determined that the Corporation will achieve a benefit by entering into, consummating and ratifying loan modification with SouthTrust Bank, N.A. f/k/a SouthTrust Bank of Georgia, N.A., as contemplated by that certain Modification and Extension Agreement being an effective date of January 14, 2000 by and between Crown Andersen Inc., Andersen 2000 Inc. and SouthTrust Bank, N.A. f/k/a SouthTrust Bank of Georgia, N.A;

         NOW, THEREFORE, BE IT RESOLVED that the Chief Financial Officer of the Corporation is hereby authorized, empowered and directed, for and on behalf and in the name of the Corporation to do and perform such acts and deeds and execute and deliver without attestation of the Secretary of the Corporation or the fixation of the corporate seal, such deeds, affidavits, agreements and closing statements as shall be required to consummate the aforementioned Loan Modification.

         The undersigned certifies that the Corporation is duly incorporated in the State of Delaware, is in good standing, is registered to do business in the State of Georgia, and that MILTON EMMANUELLI is currently serving as the duly elected Secretary of the Corporation and MILTON EMMANUELLI is currently serving as the Chief Financial Officer of the Corporation.

         IN TESTIMONY WHEREOF, I hereunto set my hand as Secretary of the Corporation as of this _____ day of January, 2000.



                                            ------------------------------------
                                                MILTON EMMANUELLI, Secretary

                                      [1]

             CORPORATE OFFICER'S AFFIDAVIT AS TO CORPORATE OWNERSHIP
             -------------------------------------------------------


STATE OF GEORGIA
COUNTY OF FULTON

         Personally appeared before me the undersigned officer, MILTON EMMANUELLI who, being duly sworn according to law, deposes and says on oath as follows:

1. That he is presently an officer of CROWN ANDERSEN INC., a corporation organized and existing under the laws of the State of Delaware.

2. That he holds the title of Chief Financial Officer and as such officer has personal knowledge of the facts sworn to in this Affidavit, and is authorized on behalf of said corporation to make this Affidavit.

3. That said corporation is the owner of certain real estate, descriptions of which are set forth in EXHIBIT "A" attached hereto and made a part hereof (the "Property").

4. That said corporation is in open, exclusive, notorious, continuous, adverse and peaceable possession of the Property and that the title thereto has never been disputed, questioned or rejected or title insurance thereon refused, to the best knowledge of the undersigned.

5. That the Charter of said corporation is in full force and effect and no proceeding is pending for its dissolution or annulment and the corporation is in good standing with the office of the Secretary of State of Delaware and is otherwise qualified to do business in the State of Georgia. All licenses and franchise taxes due and payable by said corporation have been paid in full.

6. That there is no outstanding indebtedness for equipment, appliances, or other fixtures attached to the Property, except as may be set forth on EXHIBIT "B".

7. That the lines and corners of the Property are clearly marked or are discernable, and there are no disputes concerning the location of the lines and corners, to the best knowledge of the undersigned.

8. That there are no past due bills for utilities or unpaid bills of any other nature including bills for services of any architect, engineer or surveyor, or for labor or materials for any improvements or repairs that have been made on the Property, including without limitation improvements or repairs made during the ninety-five (95) days immediately preceding this date, and that there are no fixtures now installed in said buildings that have not been paid for in full.

9. That there are no pending suits, judgments, bankruptcies, executions, liens for past due taxes, assessments, or encumbrances that could in any way affect the title to the Property, or constitute a lien thereon, nor are there any loan deeds, trust deeds, mortgages or liens of any nature whatsoever which have not been paid and which are against the Property, except as set forth in EXHIBIT "B" attached hereto and made a part hereof.

                                      [1]

10. That the proceeds from the renewal of this loan will be used for business purposes only and that the Property is not occupied as a primary residence.

         This Affidavit is made to induce SOUTHTRUST BANK, N.A. f/k/a SouthTrust Bank of Georgia, N.A. to modify and extend a loan to CROWN ANDERSEN INC. and ANDERSEN 2000 INC., secured by the Property, to induce any title insurance company to issue a mortgagee's title insurance policy insuring said loan, and to induce any attorneys certifying title to so certify.


Sworn to and subscribed
before me, this ____ day
of January, 2000


_____________________________               ______________________________[SEAL]
Notary Public                                      Milton Emmanuelli
        [NOTARY SEAL]

My Commission expires:

                                      [2]

             CORPORATE OFFICER'S AFFIDAVIT AS TO CORPORATE OWNERSHIP
             -------------------------------------------------------


STATE OF GEORGIA
COUNTY OF FULTON

         Personally appeared before me the undersigned officer, MILTON EMMANUELLI who, being duly sworn according to law, deposes and says on oath as follows:

1. That he is presently an officer of ANDERSEN 2000 INC., a corporation organized and existing under the laws of the State of Delaware.

2. That he holds the title of Secretary and as such officer has personal knowledge of the facts sworn to in this Affidavit, and is authorized on behalf of said corporation to make this Affidavit.

3. That said corporation is the owner of certain real estate, descriptions of which are set forth in EXHIBIT "A" attached hereto and made a part hereof (the "Property").

4. That said corporation is in open, exclusive, notorious, continuous, adverse and peaceable possession of the Property and that the title thereto has never been disputed, questioned or rejected or title insurance thereon refused, to the best knowledge of the undersigned.

5. That the Charter of said corporation is in full force and effect and no proceeding is pending for its dissolution or annulment and the corporation is in good standing with the Office of the Secretary of State of Delaware and is otherwise qualified to do business in the State of Georgia. All licenses and franchise taxes due and payable by said corporation have been paid in full.

6. That there is no outstanding indebtedness for equipment, appliances, or other fixtures attached to the Property, except as may be set forth on EXHIBIT "B".

7. That the lines and corners of the Property are clearly marked or are discernable, and there are no disputes concerning the location of the lines and corners, to the best knowledge of the undersigned.

9. That there are no past due bills for utilities or unpaid bills of any other nature including bills for services of any architect, engineer or surveyor, or for labor or materials for any improvements or repairs that have been made on the Property, including without limitation improvements or repairs made during the ninety-five (95) days immediately preceding this date, and that there are no fixtures now installed in said buildings that have not been paid for in full.

9. That there are no pending suits, judgments, bankruptcies, executions, liens for past due taxes, assessments, or encumbrances that could in any way affect the title to the Property, or constitute a lien thereon, nor are there any loan deeds, trust deeds, mortgages or liens of any nature whatsoever which have not been paid and which are against the Property, except as set forth in EXHIBIT "B" attached hereto and made a part hereof.

                                      [1]

10. That the proceeds from the renewal of this loan will be used for business purposes only and that the Property is not occupied as a primary residence.

         This Affidavit is made to induce SOUTHTRUST BANK, N.A. f/k/a SouthTrust Bank of Georgia, N.A. to modify and extend a loan to CROWN ANDERSEN INC. and ANDERSEN 2000 INC., secured by the Property, to induce any title insurance company to issue a mortgagee's title insurance policy insuring said loan, and to induce any attorneys certifying title to so certify.


Sworn to and subscribed
before me, this ____ day
of January, 2000


_____________________________               ______________________________[SEAL]
Notary Public                                      Milton Emmanuelli
        [NOTARY SEAL]

My Commission expires:

                                      [2]

                                   EXHIBIT "B"
                                   -----------

                              Permitted Exceptions
                              --------------------


1.       State and County ad valorem taxes for 2000 and subsequent years.

2. Those matters listed on Schedule B of that certain First American Mortgage Title Insurance Policy bearing Policy No. FA-31-170802, as amended.